Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Tactical High Yield ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

December 30, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, the prospectus is revised as follows:

1.	The following is added to the end of the fourth paragraph of the section entitled “Summary Information - Principal Investment Strategies”:

The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield debt market, including utilizing credit default swap indices (“CDX”). The Fund may use CDX exposure in two ways: when the Fund is a buyer of CDX credit protection, it seeks to hedge its exposure to volatility in the high yield debt market; when the Fund is a seller of CDX credit protection, it seeks to gain exposure to the high yield debt market, similar to investing directly in a basket of high yield debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. When the Fund obtains exposure to the high yield debt market using CDX, it will be considered an investment in a derivative with comparable economic characteristics to high yield debt securities for purposes of the Fund’s stated policy to invest at least 80% of its net assets (including investment borrowings) in high yield debt securities.

2.	The following is added the section entitled “Summary Information - Principal Risks” and the section entitled “Risks of Investing in the Fund – Principal Risks”:

CDX Risk. CDX is an equally-weighted index of credit default swaps that is designed to track a representative segment of the credit default swap market (e.g., high yield). A credit default swap is a financial derivative that allows an investor to swap or offset their credit risk with that of another investor. CDX provides exposure to a basket of underlying credit default swaps in lieu of buying or selling credit default swaps on individual debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. Regardless of whether the Fund buys or sells CDX credit protection, such investments can result in gains or losses that may exceed gains or losses the Fund would have incurred investing directly in high yield debt securities, which may impact the Fund’s net asset value. It is also possible that returns from CDX investments may not correlate with returns of the broader high yield credit market. There are additional costs associated with investing in CDX, including the payment of premiums when the Fund is a buyer of CDX credit protection. When the Fund sells CDX credit protection, it assumes additional credit risk. Investment exposure to CDX credit protection is subject to the risks of the underlying credit default swap obligations, which include general market risk, liquidity risk, credit risk and counterparty risk. Counterparty risk may be mitigated somewhat compared to buying or selling credit protection using individual credit default swaps because CDX investments are cleared on an exchange.

3.	The section entitled “Fund Investments - Principal Investments – Derivatives” is replaced in its entirety with the following:

The Fund may invest up to 30% of its net assets (including investment borrowings) in derivative instruments to allow the Fund to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in an underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to preserve capital or to manage its foreign currency exposures. The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield debt market, including utilizing CDX. When the Fund obtains exposure to the high yield debt market using such derivatives, it will be considered an investment in a derivative with comparable economic characteristics to high yield debt securities for purposes of the Fund’s stated policy to invest at least 80% of its net assets (including investment borrowings) in high yield debt securities. CDX is an equally-weighted index of credit default swaps that is designed to track a representative segment of the credit default swap market (e.g., high yield). A credit default swap is a financial derivative that allows an investor to swap or offset their credit risk with that of another investor. CDX provides exposure to a basket of underlying credit default swaps in lieu of buying or selling credit default swaps on individual debt securities and is cleared on an exchange.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

4.	“Derivatives Risk” in the section entitled “Risks of Investing in the Fund – Non-Principal Risks” is moved to the section entitled “Summary Information - Principal Risks” and the section entitled “Risks of Investing in the Fund – Principal Risks”.

Please Keep this Supplement with your Fund Prospectus for Future Reference